UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2015

ANN INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(212) 541-3300

(Registrant’s address, including zip code, and telephone number, including area code, of principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 21, 2015, ascena retail group, inc., a Delaware corporation (“ascena”), completed its acquisition of ANN INC., a Delaware corporation (“ANN”), pursuant to the Agreement and Plan of Merger dated as of May 17, 2015 (the “Merger Agreement”), by and among ascena, ANN and Avian Acquisition Corp., a Delaware corporation and wholly owned subsidiary of ascena (“Merger Sub”). In accordance with the Merger Agreement, Merger Sub was merged with and into ANN, with ANN surviving the merger as a wholly owned subsidiary of ascena (the “merger”). The merger became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on August 21, 2015 (the “effective time”).

At the effective time, each outstanding share of common stock, par value $0.0068 per share (“ANN common stock”), of ANN (other than shares held by ascena, Merger Sub and ANN and shares with respect to which appraisal rights have been properly demanded in accordance with the Delaware General Corporation Law) was converted into the right to receive (i) $37.34 in cash and (ii) 0.68 of a share of common stock, par value $0.01 per share (“ascena common stock”), of ascena ((i) and (ii) together, the “merger consideration”), with cash payable in lieu of fractional shares of ascena common stock.

In addition, all unvested ANN equity awards vested at the effective time. Each ANN equity award was converted into the right to receive the merger consideration with respect to the number of shares of ANN common stock underlying the award and, in the case of options, with respect to the number of net shares of ANN common stock underlying the award, after taking the option exercise price into account.

The description of the Merger Agreement contained in this Current Report on Form 8-K (including the description of the merger consideration) is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ANN on May 18, 2015.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2015, ANN notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the merger, pursuant to which each share of ANN common stock was converted into the right to receive the merger consideration. The NYSE notified ANN that trading of the ANN common stock on the NYSE will be suspended before the opening of trading on August 24, 2015.

In addition, on August 21, 2015, ANN requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the ANN common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, which the NYSE has advised ANN it expects to file on August 24, 2015. ANN also intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to suspend ANN’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the effective time, each holder of ANN common stock issued and outstanding immediately prior to the effective time ceased to have any rights as a stockholder of ANN (other than the right to receive the merger consideration).

Item 5.01	Changes in Control of Registrant.

On August 21, 2015, ascena consummated the acquisition of ANN through the merger.

The aggregate purchase price paid for all equity securities of ANN was approximately 31,792,000 shares of ascena common stock and $1.746 billion in cash. The estimates provided for herein are based on the number of shares of ANN common stock and equity awards outstanding as of August 21, 2015. The actual cash paid and shares issued may vary from this estimate depending on the number of shares of ANN common stock and equity awards ultimately determined to be outstanding immediately prior to the effective time. ascena’s source of funds for the merger consideration includes shares of ascena common stock and the proceeds of a senior secured term loan placed by ascena on July 29, 2015.

The information set forth under Items 2.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the merger, each of the following members of the ANN’s Board of Directors (the “Board”) resigned from the Board, subject to, and effective as of immediately prior to, the effective time: Katie J. Bayne, James J. Burke, Jr., Ronald W. Hovsepian, Linda A. Huett, Kay Krill, Michael C. Plansky, Stacey Rauch and Daniel W. Yih. These resignations were not a result of any disagreements between ANN and the current directors on any matter relating to ANN’s operations, policies or practices. In connection with the merger, the directors of Merger Sub immediately prior to the effective time were elected to serve as the directors of ANN.

Following the consummation of the merger, Michael J. Nicholson, Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of ANN, ceased serving as an officer of ANN. In addition, Katherine H. Ramundo, Executive Vice President, General Counsel and Secretary of ANN, has advised ANN that she will cease serving as an officer of ANN effective as of August 31, 2015.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time, the certificate of incorporation of ANN, as in effect immediately prior to the merger, was amended and restated to be in the form of the certificate of incorporation of Merger Sub (except that the name of the corporation has been renamed ANN INC. and the provisions of the certificate of incorporation of Merger Sub relating to the incorporator of Merger Sub have been omitted). In addition, at the effective time, ANN’s bylaws, as in effect immediately prior to the merger, were amended and restated to read in their entirety as the bylaws of Merger Sub immediately prior to the effective time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANN INC.

Date: August 21, 2015	By	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

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